SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): DECEMBER 7, 1999


                                 POTENCO, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


    33-18778                                            99-0259454
(Commission File No.)                       (I.R.S. Employer Identification
No.)


                             3730 KIRBY DRIVE, SUITE 6500
                              HOUSTON, TEXAS 77098
                    (Address of Principal Executive Offices)

                                 (281) 587-4645
              (Registrant's Telephone Number, Including Area Code)











ITEM 1.  RESULTS OF SPECIAL SHAREHOLDERS MEETING AND REORGANIZATION

         On November 7, 1999, the Registrant held a special shareholders meeting to discuss the reorganization of the Company. Notice of the meeting was mailed out by Fidelity Transfer of Salt Lake City to all the shareholders of record. A press release about the meeting was filed with Biz-wire, Inc. After calling the meeting to order the acting Chairman for the meeting, L. Mychal Jefferson, called for the meeting to adjoin due to the lack of an quorum of shareholders presented. The Chairman the called for a second special meeting in accordance to the bylaws. The second meeting was called for November 17th of 1999. A notice was mail to all the Shareholders informing them that if a quorum was not present at the next meeting then the shareholders present would vote and it would be binding, in accordance with the bylaws.

ITEM 2. RESULTS OF THE SECOND SPECIAL SHAREHOLDERS MEETING AND REORGANIZATION

     On November 17, 1999, the Registrant held a special shareholders meeting to discuss the reorganization of the Company. Notice of the meeting was mailed out by Fidelity Transfer of Salt Lake City to all the shareholders of record. A press release about the meeting was filed with Biz-wire, Inc. After calling the meeting to order the acting Chairman for the meeting, L. Mychal Jefferson, call the roll and informed all present that the shareholders present would vote and that vote would be binding. The shareholders approved the following resolutions:

     (1)To dissolve the old Board of Directors and resign all old Officers. 1,400,000 votes for, 0 votes against
     (2)To create a new Board of Directors consisting of L. Mychal Jefferson, Chairman, Phil Cohen, Treasurer, Monica Jefferson, Secretary.
          1,400,000 votes for, 0 votes against
     (3)Move the Corporate offices to 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.
          1,400,000 votes for, 0 votes against
     (4)Reorganize, revive and recapitalize the Corporation.
          1,400,000 votes for, 0 votes against
     (5)Approve a one for two hundred and seventy-five share reverse split. (Ensuring that no one shareholder receive less than one hundred shares.)
          1,400,000 votes for, 0 votes against
     (6)Hire Schvaneveldt & Company of Salt Lake City, Utah to complete an annual audit.
          1,400,000 votes for, 0 votes against
     (7)File Revival Application with the State of Nevada
          1,400,000 votes for, 0 votes against
     (8)Appoint L. Mychal Jefferson, acting President of the Company
          1,400,000 votes for, 0 votes against
     (9)After the reverse split, issue 500,000 shares of common stock to L. Mychal Jefferson for monies loaned to the Company, reorganization costs incurred and compensation as acting President.
          1,400,000 votes for, 0 votes against
     (10)After the reverse split, issue 40,000 shares of common stock to Phil Cohen and Monica Jefferson as Board service compensation.
          1,400,000 votes for, 0 votes against
     (11)Hired Jefferson Advisors and the East West Group, as Investment Bankers, to explore all strategic alternatives for the Company.
          1,400,000 votes for, 0 votes against
     (12)Hire Jefferson Advisors to file necessary SEC, NASDAQ or other legal documents to bring the Company current with all regulatory agencies.
          1,400,000 votes for, 0 votes against
     (13)Apply for trading of Company shares on NASDAQ.
          1,400,000 votes for, 0 votes against
     (14)Support the new Board and Officers in any and all endeavors regarding the reorganization of the Company.
          1,400,000 votes for, 0 votes against
     (15)Give the new Board and Officers all powers necessary to remake the Company into a viable ongoing concern.
          1,400,000 votes for, 0 votes against

     The President thereupon declared that the resolution(s) had been duly adopted.

     There being no further business, upon motion, the meeting was adjourned.

ITEM 3.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro forma financial information.  Not applicable.

         (c)     Exhibits.

                 1.
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POTENCO, INC.



Date: December 7, 1999                     By   /s/   L. Mychal Jefferson II
                                          ------------------------------------
                                          L. Mychal Jefferson II, President

INDEX TO EXHIBITS

EXHIBIT
  NO.          DESCRIPTION
- --------       -----------
[S]            [C]
1.Mailed Notice of first special shareholders meeting.
2.Press release of  first special shareholders meeting.
3.Minutes of first special shareholders meeting.
4.Mailed Notice of second special shareholders meeting.
5.Press release of second special shareholders meeting.
6.Minutes of second special shareholders meeting.

































***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS MEETING***

POTENCO, INC.
3730 Kirby Drive Suite 1200
Houston, Texas 77098


October 22, 1999

Attention: Fellow Shareholders

RE: Shareholders Meeting


Dear Fellow Shareholders:
     This letter is to inform you that the last remaining Director and shareholders representing approximately ten (10%) percent of the outstanding shares are announcing a special meeting of the stockholders. This meeting is expressly to elect a new Board of Directors and to reorganize the company.

     As you know, the company has not had any management or corporate activity for years. There is an urgent need for both! We as shareholders need to take action to see that the pressing needs of the company are met. Therefore your present is requested at this special meeting in order to cast your vote for the new Board and their Reorganization Plan.


The meeting will be held on November 7, 1999, at 7:30 P.M., in the lobby of the company's new offices at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.


It is vital that we support the reorganization of the firm. All shareholders are invited to attend and vote. Failure to attend will forfeit your opportunity to participate.

I look forward to seeing you all at this important meeting.

Respectfully,


L. Mychal Jefferson II
Chair Special Shareholders Meeting


***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS  MEETING***
Jefferson Advisors
River Oaks Tower
3730 Kirby Suite 1200
Houston, Texas 77098

***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS  MEETING***
For Immediate Release
Tuesday, October 26, 1999

JEFFERSON ADVISORS ANNOUNCES SPECIAL SHAREHOLDERS MEETING ON BEHALF OF POTENCO, INC.

Contact: L. Mychal Jefferson II
(281) 587-4645

October 22, 1999

Dear Fellow Shareholders:
     This letter is to inform you that the last remaining Director and shareholders representing approximately ten (10%) percent of the outstanding shares are announcing a special meeting of the stockholders. This meeting is expressly to elect a new Board of Directors and to reorganize the company.

     As you know, the company has not had any management or corporate activity for years. There is an urgent need for both! We as shareholders need to take action to see that the pressing needs of the company are met. Therefore your present is requested at this special meeting in order to cast your vote for the new Board and their Reorganization Plan.


The meeting will be held on November 7, 1999, at 7:30 P.M., in the lobby of the company's new offices at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.


It is vital that we support the reorganization of the firm. All shareholders are invited to attend and vote. Failure to attend will forfeit your opportunity to participate.

I look forward to seeing you all at this important meeting.

Respectfully,

/s/ L. Mychal Jefferson II

L. Mychal Jefferson II
Chair Special Shareholders Meeting

Note: Jefferson Advisors has been authorized by Potenco Inc. to send out releases on behalf of Potenco.

***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS  MEETING***
MINUTES OF COMBINED SPECIAL MEETING
OF
STOCKHOLDERS AND DIRECTORS

     A combined Special meeting of Stockholders and Directors was held at the office of the Corporation at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098 on November 7th, 1999 at 7:30 p.m.

     Their were no Directors present at the meeting because this was a Special Shareholders Meeting.

     The following Shareholders were present in person or by proxy at the meeting:

     U. Harrington             J. Harrington
     C. Olson                     O. Dieterich                     L.
Olson

     L. Mychal Jefferson, acted as Chairman of the meeting, and Melody Allen, acted as Secretary of the meeting.

     The meeting, having been duly convened, was ready to proceed with its
business, whereupon it was resolved:       N/A

     The Secretary announced that N/A            shares of common stock had
been voted in favor of the foregoing resolution(s) and N/A          shares of
common stock had been voted against the resolution(s), said vote representing
more than N/A           percent of the outstanding shares entitled to vote
thereon.

     The President thereupon declared that the resolution(s) had been duly adopted. N/A

     There being no further business, upon motion, the meeting was adjourned. A Second Special was called for November 17th, 1999.



                                             ________________
                                             Secretary


***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS  MEETING***

POTENCO, INC.
3730 Kirby Drive Suite 1200
Houston, Texas 77098



Attention: Fellow Shareholders

RE: Second Shareholders Meeting


November 8, 1999

Dear Fellow Shareholders:
     This letter is to inform you that the last remaining Director and shareholders representing approximately ten (10%) percent of the outstanding shares called for a special meeting of the stockholders in Houston, Texas on November 7, 7:30 p.m.. This meeting was expressly to elect a new Board of Directors and to reorganize the company. Unfortunately there was not a quorum of shareholders present to make an official vote, so according to the Company's bylaws the meeting was adjourned and the Chair called for an second meeting. As per the bylaws if a quorum is not present for the second meeting then the shareholders present will votes and it will be binding.

     As you know, the company has not had any management or corporate activity for years. There is an urgent need for both! We as shareholders need to take action to see that the pressing needs of the company are met. Therefore, your present is requested at a second special meeting in order to cast your vote for the new Board and their Reorganization Plan.


The second meeting will be held on November 17, 1999, at 7:00 P.M., in the lobby of the company's new offices at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.


It is vital that we support the reorganization of the firm. All shareholders are invited to attend and vote. Failure to attend will forfeit your opportunity to participate vote!

I look forward to seeing you all at this important second meeting.

Respectfully,



L. Mychal Jefferson II
Chair Special Shareholders Meeting
***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS  MEETING***
Jefferson Advisors
River Oaks Tower
3730 Kirby Suite 1200
Houston, Texas 77098

***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS  MEETING***
For Immediate Release
Monday, November 8, 1999

JEFFERSON ADVISORS ANNOUNCES SECOND SPECIAL SHAREHOLDERS MEETING ON BEHALF OF POTENCO, INC.

Contact: L. Mychal Jefferson II
(281) 587-4645

November 8, 1999

Dear Fellow Shareholders:
     This letter is to inform you that the last remaining Director and shareholders representing approximately ten (10%) percent of the outstanding shares called for a special meeting of the stockholders in Houston, Texas on November 7, 7:30 p.m.. This meeting was expressly to elect a new Board of Directors and to reorganize the company. Unfortunately there was not a quorum of shareholders present to make an official vote, so according to the Company's bylaws the meeting was adjourned and the Chair called for an second meeting. As per the bylaws if a quorum is not present for the second meeting then the shareholders present will votes and it will be binding.

     As you know, the company has not had any management or corporate activity for years. There is an urgent need for both! We as shareholders need to take action to see that the pressing needs of the company are met. Therefore, your present is requested at a second special meeting in order to cast your vote for the new Board and their Reorganization Plan.

The second meeting will be held on November 17, 1999, at 7:00 P.M., in the lobby of the company's new offices at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.
It is vital that we support the reorganization of the firm. All shareholders are invited to attend and vote. Failure to attend will forfeit your opportunity to participate vote!

I look forward to seeing you all at this important second meeting.

Respectfully,

/s/ L. Mychal Jefferson II

L. Mychal Jefferson II
Chair Special Shareholders Meeting

Note: Jefferson Advisors has been authorized by Potenco Inc. to send out releases on behalf of Potenco.
***SPECIAL  SHAREHOLDERS  MEETING     SPECIAL  SHAREHOLDERS MEETING*** MINUTES
OF COMBINED SPECIAL MEETING
OF
STOCKHOLDERS AND DIRECTORS

     A combined Special meeting of Stockholders and Directors was held at the office of the Corporation at 3730 Kirby Drive, Suite 1200, Houston, Texas 77098 on November 17th, 1999 at 7:00 p.m.

     Their were no Directors present at the meeting because this was a Special Shareholders Meeting.

     The following Shareholders were present in person or by proxy at the meeting:

     U. Harrington             J. Harrington
     C. Olson                     O. Dieterich
     L. Olson

     L. Mychal Jefferson, acted as Chairman of the meeting, and Monica Jefferson, acted as Secretary of the meeting.

     The meeting, having been duly convened, was ready to proceed with its business, whereupon it was resolved:

     The Secretary announced that 1,400,000 shares of common stock had been voted in favor of the foregoing resolution(s) and 0 shares of common stock had been voted against the resolution(s), said vote representing more than 100 percent of the outstanding shares entitled to vote thereon.

     Resolutions:

     (1)To dissolve the old Board of Directors and resign all old Officers. 1,400,000 votes for, 0 votes against
     (2)To create a new Board of Directors consisting of L. Mychal Jefferson, Chairman, Phil Cohen, Treasurer, Monica Jefferson, Secretary.
          1,400,000 votes for, 0 votes against
     (3)Move the Corporate offices to 3730 Kirby Drive, Suite 1200, Houston, Texas 77098.
          1,400,000 votes for, 0 votes against
     (4)Reorganize, revive and recapitalize the Corporation.
          1,400,000 votes for, 0 votes against
     (5)Approve a one for two hundred and seventy-five share reverse split. (Ensuring that no one shareholder receive less than one hundred shares.)
          1,400,000 votes for, 0 votes against
     (6)Hire Schvaneveldt & Company of Salt Lake City, Utah to complete an annual audit.
          1,400,000 votes for, 0 votes against
     (7)File Revival Application with the State of Nevada
          1,400,000 votes for, 0 votes against
     (8)Appoint L. Mychal Jefferson, acting President of the Company
          1,400,000 votes for, 0 votes against
     (9)After the reverse split, issue 500,000 shares of common stock to L. Mychal Jefferson for monies loaned to the Company, reorganization costs incurred and compensation as acting President.
          1,400,000 votes for, 0 votes against
     (10)After the reverse split, issue 40,000 shares of common stock to Phil Cohen and Monica Jefferson as Board service compensation.
          1,400,000 votes for, 0 votes against
     (11)Hired Jefferson Advisors and the East West Group, as Investment Bankers, to explore all strategic alternatives for the Company.
          1,400,000 votes for, 0 votes against
     (12)Hire Jefferson Advisors to file necessary SEC, NASDAQ or other legal documents to bring the Company current with all regulatory agencies.
          1,400,000 votes for, 0 votes against
     (13)Apply for trading of Company shares on NASDAQ.
          1,400,000 votes for, 0 votes against
     (14)Support the new Board and Officers in any and all endeavors regarding the reorganization of the Company.
          1,400,000 votes for, 0 votes against
     (15)Give the new Board and Officers all powers necessary to remake the Company into a viable ongoing concern.
          1,400,000 votes for, 0 votes against

     The President thereupon declared that the resolution(s) had been duly adopted.

     There being no further business, upon motion, the meeting was adjourned.






                                             __________________
                                             Secretary